SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[X]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to sec. 240.14a-12.

Salomon Brothers Series Funds Inc

(Name of Registrant as Specified in its Charter)

________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PLEASE VOTE TODAY SO THAT YOUR VOTE REACHES US BY
DECEMBER 19, 2005

Vote FOR Each Item Listed on the Enclosed Proxy Card

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD

or

FOLLOW THE INSTRUCTIONS FOR PHONE OR
INTERNET VOTING ON YOUR PROXY CARD

December 2, 2005

Dear Shareholder:

We are asking you for one minute of your time to act on a matter we believe is important to your investment.

The Special Meeting of Shareholders of the Funds listed below have been adjourned to December 19, 2005 at 2:00 p.m. at Citigroup Center, 153 East 53rd Street, Conference Room J, 14th Floor, New York, New York 10022.

Smith Barney Allocation Series Inc.—Growth Portfolio

Smith Barney Allocation Series Inc.—High Growth Portfolio

Smith Barney Small Cap Growth Fund

Smith Barney International Fund

Smith Barney Diversified Large Cap Growth Fund

Salomon Brothers California Tax Free Bond Fund

Citi Cash Reserves

Citi Tax Free Reserves

Citi California Tax Free Reserves

Citi New York Tax Free Reserves

Salomon Brothers Short/Intermediate U.S. Government Fund

IMPORTANT INFORMATION FOR SHAREHOLDERS HOLDING THEIR

SHARES IN A BROKERAGE ACCOUNT

Your broker can vote your shares held in a brokerage account ONLY if you give instructions to do so. If you give no instructions, your shares cannot be voted on these proposals at the Special Meeting.

Give your broker instructions simply by signing and dating the enclosed proxy card, and returning it in the enclosed postage-paid envelope or follow the instructions for phone or Internet voting on the enclosed proxy card. You do not have to contact your broker directly. We urge you to act today, and vote FOR the new management agreement and new subadvisory agreement on the enclosed proxy card.

The transfer of substantially all of Citigroup Inc.’s asset management business to Legg Mason, Inc. took place yesterday, December 1, and the Funds’ existing management agreements and, with respect to Smith Barney International Fund, subadvisory agreement terminated as required by law. The investment advisers (and, if applicable, subadviser) of the Funds listed above are now wholly-owned subsidiaries of Legg Mason, Inc. The Funds listed above are now operating under one-time interim management agreements and interim subadvisory agreement that by law must terminate on April 30, 2006 and cannot be extended beyond that date. Your Funds need your vote to ensure that the new management agreements (and, if applicable, new subadvisory agreement) go into effect before the interim management agreement (and, if applicable interim subadvisory agreement) terminate. Enclosed please find a supplement to the Joint Proxy Statement explaining the interim management agreement and interim subadvisory agreement.

Your Board recommends that you vote FOR the new management agreement and new subadvisory agreement TODAY. Your Board also recommends that you vote FOR the directors or trustees identified on the enclosed proxy card.

Your vote is important. Please vote NOW so that your vote reaches us by December 19. If you have already voted to approve the new management agreement and new subadvisory agreement, you do not need to vote again.

Please vote now, preferably by telephone or Internet, to ensure that your vote reaches us by December 19.

Thank you for your continued trust and support. If you need any assistance, or have any questions regarding the Fund’s proposals or how to vote your shares, please call our proxy solicitor, Computershare Fund Services, at 1-866-718-0017.

Sincerely,

R. Jay Gerken

Chairman

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET).

YOUR VOTE IS IMPORTANT. PLEASE ACT TODAY. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL:

Computershare Fund Services

(866) 718-0017 (Toll Free)

SALOMON BROTHERS FUNDS

125 Broad Street, 10th Floor

New York, New York 10004

SUPPLEMENT TO JOINT PROXY STATEMENT

The following supplements, and should be read in connection with, the Joint Proxy Statement dated September 2, 2005 for the following Funds.

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers Variable Rate Strategic Fund Inc.

Defined terms used herein and not defined have the same meanings as in the Joint Proxy Statement.

Closing of the Transaction

On December 1, 2005 (the “Closing Date”), Citigroup completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason. As a result, the Funds’ Adviser, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. As described in the Funds’ Joint Proxy Statement dated September 2, 2005, the closing of the Transaction and related change in control of the Adviser caused the Funds’ Current Management Agreements and, with respect to Salomon Brothers Variable Rate Strategic Fund Inc., the Current Subadvisory Agreement to terminate.

The Interim Management Agreement

As of December 1, 2005, each Fund’s shareholders had not yet approved the New Management Agreement or New Subadvisory Agreement, if applicable. As a result, each Fund’s Board has approved an interim management agreement with the Adviser (and an interim subadvisory agreement with the Subadviser, if applicable) to ensure that each Fund’s assets continue to be managed without interruption. If a New Management Agreement (or New Subadvisory Agreement) is not approved by April 30, 2006, the interim management agreement (or interim subadvisory agreement) will terminate on that date. Management fees will be held in escrow and not paid to the Adviser or Subadviser until shareholders approve the New Management Agreement with the Adviser or the New Subadvisory Agreement with the Subadviser. If shareholders do not approve the agreements, the management fees held in escrow will be disbursed in accordance with applicable law.

In the event shareholders of a Fund that has entered into an interim management agreement or interim subadvisory agreement do not approve the New Management Agreement or, if applicable, the New Subadvisory Agreement by April 30, 2006, the Fund’s Board will be unable to enter into an additional temporary arrangement with the Fund’s Adviser or, if applicable, the Fund’s Subadviser to ensure continuous management of the Fund’s assets. In that event, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.